               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



          We consent to the use in this Registration Statement on Form
SB-2 of our report dated March 15, 1995 relating to the financial statements of Bikers Dream, Inc. for the years ended December 31, 1992, 1993, and 1994, respectively, and the reference to our firm under the caption "EXPERTS" in the Prospectus.




                                        LESLEY, THOMAS, SCHWARZ & POSTMA
                                        CERTIFIED PUBLIC ACCOUNTANTS



Newport Beach, California
November 14, 1995






                               Bikers Dream, Inc.
                                   Form SB-2
                                  Exhibit 23.1